AMENDED PROPERTY PURCHASE AGREEMENT



     THIS AGREEMENT made as of the 29th day of July, 1997.

A M O N G S T:

     INTERNATIONAL   PRECIOUS  METALS  CORPORATION  OF  ARIZONA,  a  corporation incorporated under the laws of the Sate of Arizona, being a wholly owned subsidiary of International Precious Metals Corporation,

         (hereinafter referred to as "IPMA")

                                                              OF THE FIRST PART;

                                      -and-

     OMEGA INVESTMENT CORPORATION, a corporation incorporated under the laws of the Cayman Islands,

     (hereinafter referred to as the "Omega")

                                                             OF THE SECOND PART;

                                      -and-

     INTERNATIONAL PRECIOUS METALS CORPORATION, a corporation amalgamated under the laws of the Province of Ontario,

     (hereinafter referred to as "IPM")

                                                              OF THE THIRD PART;

     WHEREAS pursuant to a property purchase agreement dated as of the 9th day of May, 1997 (the "Agreement"), between IPMA, Omega and IPM, Omega agreed to transfer to IPMA a 100% ownership interest in the Property (as such capitalized term and all other capitalized terms not otherwise defined herein are defined in the Agreement) for a purchase price of $27,000,000.00 (US);

     AND WHEREAS the balance of the purchase price for the Property being the sum of $16,500,000.00 (US) was payable on or before July 15, 1997;

     AND WHEREAS IPMA wishes to obtain an extension of time within which to pay the aforesaid $16,500,000.00;

     NOW THEREFORE in consideration of the mutual covenants and payments contained in the Agreement and herein, the parties hereto agree as follows:

     1. The payment of the balance of the purchase price for the Property in the amount of $16,500.000.00 be extended from July 15, 1997, to October 15, 1997.

     2. In consideration for Omega extending the date for the payment of the said $16,500,000.00, IPMA shall pay, or caused to be paid, the following to
Omega:

     (a)  the sum of Five  Thousand  Dollars  ($5,000.00)  per day for  each day
          subsequent   to  July  15,   1997,   that  the  balance  of  the  said
          $16,500,000.00 has not been paid;

     (b) 500 common shares of IPM per day for each day subsequent to July 15, 1997, that the balance of the said $16,500,000.00 has not been paid, to August 15, 1997;

     (c) 1,000 common shares of IPM per day for each day subsequent to August 15, 1997, that the balance of the said $16,500,000.00 has not been paid, to September 15, 1997; and

     (d) 1,500 common shares of IPM per day for each day subsequent to September 15, 1997, that the balance of the said $16,500,000.00 has not been paid, to October 15, 1997.

     IPMA shall pay the amount referred to above, as applicable, on or before the 15th day of the month for the amounts and number of common shares owing for the previous forty five (45) day period. As an example, the interest payment and common shares required to be issued for the forty five (45) day period from July 15, 1997, to August 31, 1997, will be made on September 15, 1997.

     3. Additionally, IPM shall issue to Omega an additional 3,000,000 common shares as Security Shares, which shares shall be subject to the Escrow Agreement made as of the 9th day of May, 1997, between IPMA, Omega, IPM and Conway Kleinman Kornhauser & Gotlieb.

     4. The Agreement as changed, altered, amended or supplemented by this Amended Property Purchase Agreement, shall continue in full force and effect and is hereby confirmed by the parties hereto.

     6. The Agreement shall henceforth be read in conjunction with this Amended Property Purchase Agreement and the Agreement and this Amended Property Purchase Agreement shall henceforth have effect so far as is practicable as if all of the provisions of the Agreement and of this Amended Property Purchase Agreement were contained in one instrument.

     IN WITNESS WHEREOF the parties have duly executed this Agreement as of this 29th day of July, 1997.


SIGNED, SEALED and         )      INTERNATIONAL PRECIOUS METALS CORPORATION
DELIVERED in the           )
presence of                )
                           )
                           )      Per:_____________________________________
                           )
                           )
                           )
                           )      OMEGA INVESTMENT CORPORATION
                           )
                           )
                           )
                           )      Per:_____________________________________
                           )
                           )
                           )
                           )      INTERNATIONAL PRECIOUS METALS CORPORATION
                           )        OF ARIZONA
                           )
                           )
                           )      Per:_____________________________________




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